                           SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C.  20549



                                        FORM 8-K


                                     CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 21, 1997



                                   ENVIROSOURCE, INC.
                                   ------------------
                    (Exact name of Registrant as specified in its charter)



   Delaware                           1-1363                       34-0617390
   --------                           ------                       ----------
(State or other                    (Commission                   (IRS Employer
 jurisdiction                      File Number)              Identification No.)
of incorporation)



1155 Business Center Drive, Horsham, PA        19044-3454
---------------------------------------------------------
(Address of principal executive offices)



Registrant's telephone number, including area code: (215) 956-5500

Item 2.   Acquisition or Disposition of Assets.
-------   -------------------------------------

          On January 21, 1997, EnviroSource, Inc. (the "Company") completed the sale of the capital stock (the "Stock") of IMSAMET, Inc., a wholly-owned subsidiary, to IMCO Recycling Inc., located in Irving, Texas, for $58 million.

          The net proceeds from the sale of the Stock were applied to pay down bank borrowings, and the limit on the Company's bank credit facility was reduced to $65 million from $100 million.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

          (a)  Financial Statements of Business Acquired
               -----------------------------------------

     Not applicable.

          (b)  Pro Forma Financial Information
               -------------------------------

     Pro forma financial statements reflecting the disposition referred to in
Item 2 are attached hereto.

                              Unaudited Pro Forma
                              -------------------
                    Consolidated Financial Information
                    ----------------------------------


The following pro forma consolidated financial information reflects the disposition by the Company of its IMSAMET, Inc. ("IMSAMET") subsidiary, which was consummated on January 21, 1997.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 1996 and the unaudited pro forma condensed consolidated statement of operations for the nine month period then ended present the historical results of the Company as reported, adjusted to give effect to the sale as of September 30, 1996 for balance sheet purposes and January 1, 1996 for purposes of the statement of operations. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 1995, 1994 and 1993 present the historical results of the Company adjusted to eliminate the operating results of the sold subsidiary.

The pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1995 and its report on Form 10-Q for the quarterly period ended September 30, 1996.

The pro forma consolidated financial statements have been prepared on the basis of assumptions described in the notes thereto. Management believes that these assumptions provide a reasonable basis on which to present the pro forma consolidated financial statements. The pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the results that would have been achieved had the transaction actually been consummated as of such dates.

ENVIROSOURCE, INC.
Pro Forma Condensed Consolidated Balance Sheet
September 30, 1996
(In millions)


                                Historical  Discontinued   Pro Forma
                               EnviroSource   Operation   Adjustments Pro Forma
                               ------------   ---------   ----------- ---------
ASSETS

Current assets:
     Cash and cash equivalents    $   9.5    $  (1.6)      $   0.6 (a)  $   8.5
     Accounts receivable             37.9       (3.7)                      34.2
     Other current assets             8.9       (3.4)                       5.5
                                      ---       -----          ---          ---
          Total current assets       56.3       (8.7)           .6         48.2



Property, plant and equipment, net  167.2      (18.5)                     148.7

Goodwill, less amortization         160.2      (10.4)         (5.3)(b)    144.5

Landfill permits, less amortization  22.9                                  22.9

Closure trust funds and deferred
    charges,less amortization        33.6                                  33.6

Debt issuance costs, less
    amortization                      8.8                                   8.8

Other assets                         12.9       (5.2)                       7.7
                                     ----       -----          ---          ---

                                  $ 461.9    $ (42.8)      $ ( 4.7)     $ 414.4
                                  =======     ======       ========     =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Trade payables               $  10.3    $  (1.4)      $    -       $   8.9
     Accrued expenses and other
      current liabilities            39.8       (1.5)          1.0 (c)     39.3
     Current portion of debt         11.1                                  11.1
                                     ----        ---           ---         ----
        Total current liabilities    61.2       (2.9)          1.0         59.3


Long-term debt                      321.3                    (56.0)(d)    265.3

Other liabilities                    51.6       (1.6)                      50.0

Stockholders' equity                 27.8      (38.3)         50.3 (e)     39.8
                                     ----       ----           ----        ----

                                  $ 461.9    $ (42.8)     $   (4.7)     $ 414.4
                                  ========     ======        =======     =======


(a) Reflects $58 million of proceeds from the sale of IMSAMET, reduced by $1.4 million of transaction costs and the payment of $56 million on the revolving credit facility.

(b) Reflects $5.3 million credit from utilizing federal tax loss carryforwards that originated in connection with EnviroSource's 1988 acquisition of IU International Corporation.

(c)  Reflects $1 million of additional transaction related liabilities.

(d)  Reflects $56 million payment on the revolving credit facility.

(e) Reflects recovery of the $38.3 million carrying value of IMSAMET's net assets,$7.3 million after tax gain from the sale of IMSAMET and $4.7 million credit from utilizing federal tax loss carryforwards that originated prior to EnviroSource's 1983 reorganization.

ENVIROSOURCE, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the nine months ended September 30, 1996
(In millions, except per share amounts)

                          Historical    Discontinued     Pro Forma
                         EnviroSource    Operation      Adjustments   Pro Forma
                         ------------    ---------      -----------   ---------

Revenues                   $   187.7    $   (27.6)    $    -        $   160.1

Cost of revenues               145.1        (22.9)                      122.2
Selling, general and
  administrative expenses       19.0         (1.5)                       17.5
Unusual items, net               5.6         (0.3)                        5.3
                                 ---         ----       -------           ---
                               169.7        (24.7)         -            145.0
                               -----        -----       -------         -----

Operating income                18.0         (2.9)                       15.1

Interest income                  1.1                                      1.1
Interest expense               (23.3)         0.1         3.7 (a)       (19.5)
                               -----          ---         ---           -----

Loss from continuing operations
     before income taxes        (4.2)        (2.8)        3.7            (3.3)

Income tax expense
     Taxes payable              (0.7)          -           -   (b)       (0.7)
     Federal taxes not payable
       in cash                    -            -           -               -
                                ----         ----         ----           ----
                                (0.7)          -           -             (0.7)
                                ----         ----         ----           ----

Loss from continuing
  operations               $    (4.9)   $    (2.8)  $     3.7       $    (4.0)
                           =========    =========   ==========      =========



Weighted average number of
     common shares
       outstanding              40.5                                    40.5

Loss per share from
     continuing operations $    (0.12)                              $   (0.10)
                           ===========                              =========




(a) Reflects reduction in interest expense resulting from the paydown of $56 million on the revolving credit facility.

(b)   Elimination of IMSAMET would not have reduced income taxes payable.


ENVIROSOURCE, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the year ended December 31, 1995
(In millions, except per share amounts)

                               Historical       Discontinued
                              EnviroSource       Operation       Pro Forma
                              ------------       ---------       ---------

Revenues                       $  264.7          $  (41.0)        $  223.7

Cost of revenues                  196.4             (33.3)           163.1
Selling, general and
   administrative expenses         28.4              (2.2)            26.2
Unusual items, net                 (2.5)             (0.2)            (2.7)
                                   ----              ----             ----
                                  222.3             (35.7)           186.6
                                  -----              ----            -----

Operating income                   42.4              (5.3)            37.1

Interest income                     1.1                                1.1
Interest expense                  (27.4)              3.9 (a)        (23.5)
                                  -----               ---             ----

Income from continuing
   operations before income
    taxes                          16.1              (1.4)            14.7

Income tax expense
     Taxes payable                 (1.3)               -              (1.3)
     Federal taxes not payable in
       cash                        (4.3)              0.4             (3.9)
                                   ----               ---             ----
                                   (5.6)              0.4             (5.2)
                                   ----               ---             ----

Income from continuing
  operations                   $   10.5          $   (1.0)        $    9.5
                               ========          ========         ========



Weighted average number of
  common shares outstanding         40.5                               40.5

Income per share from
  continuing operations        $    0.26                          $    0.23
                               =========                           ========


(a) Includes $3.6 million of allocated interest. Interest is allocated based on the ratio of net assets of the business to be sold to the consolidated net assets of EnviroSource (equal to stockholders' equity plus debt not directly attributed to specific operations).

ENVIROSOURCE, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the year ended December 31, 1994
In millions, except per share amounts)

                                   Historical         Discontinued
                                  EnviroSource          Operation     Pro Forma
                                  ------------          ---------     ---------

Revenues                           $   259.5            $  (29.1)     $  230.4

Cost of revenues                       188.6               (23.7)        164.9
Selling, general and administrative
  expenses                              31.2                (2.2)         29.0
                                        ----                ----          ----
                                       219.8               (25.9)        193.9
                                       -----                ----         -----

Operating income                        39.7                (3.2)         36.5

Interest income                          1.0                               1.0
Interest expense                       (25.4)                3.4 (a)     (22.0)
                                       -----                 ---         -----


Income from continuing operations
     before income taxes                15.3                 0.2          15.5

Income tax expense
     Taxes payable                      (2.6)                 -           (2.6)
     Federal taxes not payable in cash  (1.7)                 -           (1.7)
                                        ----                ----          ----
                                        (4.3)                 -           (4.3)
                                        ----                ----          ----

Income from continuing
  operations                       $    11.0            $    0.2      $    11.2
                                   =========            ========      =========


Weighted average number of
  common shares outstanding             40.3                               40.3

Income per share from
   continuing operations           $    0.27                          $    0.28
                                   =========                          =========


(a) Includes $3.2 million of allocated interest. Interest is allocated based on the ratio of net assets of the business to be sold to the consolidated net assets of EnviroSource (equal to stockholders' equity plus debt not directly attributed to specific operations).


ENVIROSOURCE, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the year ended December 31, 1993
(In millions, except per share amounts)

                                    Historical       Discontinued
                                   EnviroSource       Operation       Pro Forma
                                   ------------       ---------       ---------

Revenues                            $  271.0          $ (24.0)        $  247.0

Cost of revenues                       208.5            (20.2)           188.3
Selling, general and administrative
   expenses                             35.4             (1.3)            34.1
Unusual items, net                      18.5             (0.3)            18.2
                                        ----             ----             ----
                                       262.4            (21.8)           240.6
                                       -----             ----            -----


Operating income                         8.6             (2.2)             6.4

Interest income                          1.2                               1.2
Interest expense                       (28.9)             3.6 (a)        (25.3)
                                      ------             -----            -----

Loss from continuing operations
     before income taxes               (19.1)             1.4            (17.7)

Income tax expense
     Taxes payable                      (2.5)              -              (2.5)
     Federal taxes not payable in cash    -                -                -
                                        ----             ----             ----
                                        (2.5)              -              (2.5)
                                        ----             ----             ----

Loss from continuing operations     $  (21.6)         $   1.4         $  (20.2)
                                    ========          =======         ========



Weighted average number of
     common shares outstanding          34.0                              34.0

Loss per share from continuing
  operations                        $   (0.64)                         $  (0.59)
                                    =========                          ========



(a) Includes $3.1 million of allocated interest. Interest is allocated based on the ratio of net assets of the business to be sold to the consolidated net assets of EnviroSource (equal to stockholders' equity plus debt not directly attributed to specific operations).

     (c)  Exhibits.

          10.1 - Stock Purchase Agreement, dated November 26, 1996, by and among IMCO Recycling Inc., IMSAMET, Inc. and EnviroSource, Inc. (Schedules and similar attachments referred to in the Stock Purchase Agreement are omitted but will be furnished supplementally to the Securities and Exchange Commission upon request.)

          10.2 - Amendment No. 1, dated as of January 21, 1997, to Stock Purchase Agreement, dated November 26, 1996, by and among IMCO Recycling Inc., IMSAMET, Inc. and EnviroSource, Inc.

          99.1   -  Press release, dated January 21, 1997.

                                        SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ENVIROSOURCE, INC.


                                   By: /s/Leon Z. Heller
                                       ----------------
                                       Secretary and General Counsel

Date:  February 5, 1997

                           EXHIBIT INDEX


Exhibit                   Description                            Page
-------                   -----------                            ----


10.1      Stock Purchase Agreement, dated November                15
          26, 1996, by and among IMCO Recycling Inc.,
          IMSAMET, Inc. and EnviroSource, Inc.


10.2      Amendment No. 1, dated as of January 21,                60
          1997, to Stock Purchase Agreement, dated
          November 26, 1996, by and among IMCO
          Recycling Inc., IMSAMET, Inc. and
          EnviroSource, Inc.

99.1      Press release, dated January 21, 1997.                  66